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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-58692) pertaining to the 401(k) Plan and Trust of Millenium Cell, Inc., of our report dated January 25, 2002 with respect to the financial statements of Millenium Cell, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

New York, New York                       /s/ ERNST & YOUNG LLP
April 29, 2002



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